77Q1(a)

Articles of Amendment of American Century Strategic Asset Allocation, dated June 18, 2014 (filed electronically as Exhibit (a)(27) to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on September 3, 2014, File No. 33-79482 and incorporated herein by reference).